                                                                    Exhibit 10.4

                                 LOAN AGREEMENT
                              (English Translation)

                                                 Agreement No.:35101200900004549

The Borrower (Full Name): Fujian Jinjiang Pacific Shoes Co., Ltd.
The Lender (Full Name): Jinjiang Branch, Agricultural Bank of China
Subject to the related state laws and regulations, the Parties hereto enter into the following Agreement through negotiation:

ARTICLE 1 LOAN

1. Type of Loan: Short-term Working Capital Loan
2. Purpose of Loan: Capital turnover
3. Amounts and Currency: RMB3,200,000
4. Loan Term:
   a) the loan term shall be detailed in the following chart:

                 Commencement Date                                     Expiration Date
Year         Month     Day         Amount             Year       Month     Day         Amount
----         -----     ---         ------             ----       -----     ---         ------

2009         June       9       RMB3,200,000          2010       June       8       RMB3,200,000

(Supplementary  chart adding  related  contents,  if any,  shall be part of this
Agreement)

b)   If the amount,  commencement  or  expiration  date of loan listed herein is inconsistent  with those  indicated in the loan note, the  stipulations  of loan note shall prevail. Loan note shall be part of this Agreement and have the same legal effect.

c)   If any loan hereunder is made in foreign  currency,  the Borrower shall pay the principal and interests in such currency to The Lender.

5. Lending Rate

Lending rate for the loan in RMB shall be the (a) of the following manners:

a) Variable Rate

The interest rate shall be increased 20% of the benchmark  interest rate,  i.e., the annual interest rate shall be 6.372%.  The benchmark  interest rate for loan with at most five years' period shall be that  announced by the People's Bank of
China.

The adjustment of interest rate shall be conducted at six months'  interval.  If the  benchmark  interest  rate is adjusted by the People's  Bank of China at any time,  the Lender shall,  commencing  from the first day of the next  adjustment
period,  apply the new  interest  rate on the  benchmark  interest  rate and its calculation  manners  without any prior notice to the  Borrower.  If the date of adjustment  of the  benchmark  interest rate is the same day with that the first day of the next adjustment period, the new interest rate shall be applied at the date firstly mentioned above.

b) Fixed Rate

6. Settle Interests

The interest of loan  hereunder  shall be settled in monthly and the expiry date for  interest  ("Expiration  Date")  shall be the 20th  day of each  month.  The interests  shall  be paid by the  Borrower  at each  expiry  date.  If the  last interest  payment  date is not  the  date  for the  payment  of  principal,  the remaining interests  calculated daily as 1/30 of the month's interest rate shall be paid with principal at the date for the payment of principal.

ARTICLE 2   PRECONDITIONS

The Lender shall provide the loan hereunder only after

1.   The bank account,  i.e.,  basic bank account,  has been  established by the
     Borrower at The Lender;
2.   The  Borrower  has  provide  the  related   instruments   and  fulfill  the
     appropriate formalities as required by The Lender;
3.   The Borrower has acquired all  approvals,  registrations  and fulfilled all other  formalities  necessary for the loan hereunder if the same is related to the foreign currency; and
4.   The  guarantees or  insurances  required for the loan  hereunder  have been fulfilled and effective  pursuant to the related  requirements  of laws, in addition,  the surety agreement  necessary for the loan hereunder,  if any, has been concluded and come into effect.

ARTICLE 3   RIGHTS AND OBLIGATIONS OF THE LENDER

1.   The  Lender  may be  entitled  to access the  information  of the  Borrower concerning the business operation, financial activities,  inventory and use of loan and may require the periodic  provision  of financial  statement or other materials, instruments or information by the Borrower.
2.   the Lender may be entitled to suspend the  provision of loan or require the early recovery of loan if any event occurred,  particularly but not limited to the events listed in Article 3.7, 3.8, 3.10 herein,  which may prejudice the safety of loan.
3.   Any early-recovered principal, interests, penalties, compound interests and any other payment due to the Lender may be deducted by the Lender  directly from the bank account of the Borrower.
4.   If the  amount  paid by the  Borrower  fails to  satisfy  the  requirements hereunder, the Lender may, at its sole discretion,  use such amount for the payment of principal,  interests,  penalties,  compound  interests or other expenses.
5.   The Lender may disclose the breach of the Borrower if the Borrower fails to make the due payment  hereunder.
6.   The Lender  shall  provide  loan to the  Borrower in  accordance  with this
     Agreement.

                                       2
ARTICLE 4 RIGHTS AND OBLIGATIONS OF THE BORROWER

1.   The Borrower may obtain and use loan in accordance with this Agreement.
2.   The  Borrower  shall  make  settlement  and  deposit  related  to the  loan hereunder in the bank account referred in Article 2 hereof.
3.   The Borrower  shall acquire all  approvals,  registrations  and fulfill all other  formalities  necessary for the loan hereunder if the same is related to the foreign currency.
4.   the Borrower shall pay the principal and interests when due. Any renewal to the loan term shall be subject to the written  application at least 15 days prior to the expiration  date and shall be effective only upon the approval of The Lender.
5.   The Borrower shall use such loan in accordance  with this Agreement and may not use the same for any other purposes.
6.   The Borrower  shall provide the complete and accurate  financial  statement and other  related  materials  and  information  to the Lender on a monthly basis,  and shall provide  assistances to the inspection made by the Lender on the  business  operation,  financial  activities  and  the  use of  loan hereunder.
7.   the prior  written  notice to and approval by the Lender shall be necessary
     for  the  subagreementing,   leasing,  joint-stock,   Partnership,  merger,
     consolidation,  separation,  joint venture,  assignment of assets, shutting
     down,  dissolution,   bankruptcy  or  any  other  activities  conducted  or
     threatened  to be conducted to or by the Borrower  which may  prejudice the safety of loan hereunder.
8.   the prior  written  notice to the  Lender  and the  appropriate  protection measures shall be necessary for any other events except those listed above, which including but not limited to the production  stopping,  suspension of business operation,  cancellation of business licenses,  the involvement of illegal  activities  by  the  legal  representative  or  principal  of  the
     Borrower,   the  pending  arbitration  or  other  legal  proceedings,   the
     substantial  difficulties for business  operation and the  deterioration of financial conditions.
9.   Any  guarantee or mortgage  provided by the Borrower for debts of any third party,  which may prejudice the Repayment of loan hereunder may, be subject to the prior written notice to and approval by The Lender.
10.  The Borrower may not  surreptitiously  withdrawn funds,  transfer assets or shares to escape the payment due to The Lender.
11.  Any change to the name, legal  representative,  address,  business scope of the Borrower shall be notified to the Lender as quickly as possible.
12.  The Borrower  shall provide other  appropriate  protection  measures at the satisfaction of the Lender if the warrantor hereunder suspends its business operation or is shutting down, cancelled of business licenses,  bankrupt or suffering losses which prejudice it's competent for the guarantee hereunder or the values of subject  matters  of  guarantee,  pledge or lien have been decreased.
13.  The related  lawyer  fees and costs of  transport,  insurance,  evaluation, registration,  storage,  appraisal or notarization hereunder shall be borne by the Borrower.

ARTICLE 5 EARLY REPAYMENT OF LOAN

The early  repayment  of loan shall be subject to the consent of The Lender.  If agreed by The Lender,  the interest  rate of such early  repayment  shall be the second of the  following  manners:

                                       3
1.   the interest  rate shall be  calculated  in  accordance  with the loan term hereunder and the interest rate agreed by the Parties; or
2.   the interest rate shall be that agreed by the Parties.

ARTICLE6   LIABILITY

1.   If any losses  suffered by the  Borrower due to the delay supply of loan by the Lender by violating the  stipulation  herein,  damages shall be paid to the  Borrower  in  accordance  with the  amounts  of such loan and the days delayed,  the  calculation  methods of such damages shall be those used for the calculation of interests for delay repayment of loan.
2.   if the  Borrower  fails  to  repay  the  due  principal  by  violating  the stipulation  herein,  the default  interest  ("default  interest of delay")
     shall be imposed  at the  interest  rated  agreed by the  Parties  plus 50%
     commencing  from the due payment  date until the full  payment of principal and interest  including such default  interest,  during such period, if the loan is made in RMB, the interest rate shall be escalated  accordingly when the benchmark interest rate is escalated by the People's Bank of China.
3.   if the Borrower fails to use the loan hereunder for the purposes  mentioned herein,  the default  interest  ("default  interest  of  breach")  shall be imposed at the  interest  rated agreed by the Parties plus 100 % commencing from the due payment date until the full payment of principal  and interest including such default interest, during such period, if the loan is made in
     RMB, the interest  rate shall be escalated  accordingly  when the benchmark interest rate is escalated by the People's Bank of China.
4.   The compound  interest may be imposed by the Lender on the interest due and unpaid  in  accordance  with  the  rules  of the  People's  Bank of  China.
     "Compound  Interest"  mentioned  above include the interest  (including the default  interest of breach) due and unpaid  occurred  during the loan term and the  interest  (including  the  default  interest of breach and default interest  of delay) due and unpaid  occurred  upon the  expiration  of loan term. The compound rate of the interest due and unpaid  occurred during the loan term shall be  calculated  on the basis of interest rate agreed by the
     Parties during the loan term, and shall be calculated on the basis of delay repayment upon the expiration of loan term.
5.   if any provisions herein has been violated by the Borrower,  the Lender may be  entitled  to  require  the  rectification  by  the  Borrower  with  the appropriate  time  limit,  to  suspend  the  supply of loan,  to make early recovery of loan  supplied,  or to announce  that any other loans under any other  loan  agreement  between  the  Lender  and the  Borrower  become due immediately or to take any other appropriate protection measures.
6.   If any of the warrantors  violating any provisions under the  corresponding surety agreement entered into by such warrantor, the Lender may suspend the supply of loan,  to make early  recovery of loan supplied or take any other appropriate protection measures.
7.   if the  creditor's  rights of the Lender  hereunder have to be fulfilled in the form of arbitration or any other legal proceedings due to the breach of the Borrower, all expenses suffered by the Lender therefrom,  including but not limited to the lawyer fees,  travel expenses or any other costs,  shall be indemnified by the Borrower.

                                       4
ARTICLE 7 GUARANTEE

The loan hereunder  shall be guarantee in the form of gurantee with the separate
surety   agreement   concluded   with   agreement   No.  as   35905200900018693,
35905200800000565 if the maximum guarantee amounts is provided thereof.

ARTICLE 8 GUARANTEE

Any dispute between the Parties  arising out of the performance  hereof shall be settled thorough amiable negotiation or in the first of the following manners:

1.   Litigation with the exclusive  jurisdiction by the People's Court where the
     Lender is incorporated; or
2.   Arbitration in accordance with its arbitration rules.

During  such  litigation  or  arbitration,  any  other  parts of this  Agreement unrelated to such dispute shall be performed uninterrupted.

ARTICLE 9 MISCELLANEOUS

None.

ARTICLE 10 EFFECTIVENESS

This  Agreement  shall  come  into  effect  on the date  signed or sealed by the
Parties hereto.

ARTICLE 11 COPIES

This Agreement shall be executed in three copies,  each Party shall have one and each warrantor shall have one copy, all those shall have the same legal effect.

ARTICLE 12 NOTES

The  Lender  has  noted  that the  Borrower  shall  make  thorough  reading  and
comprehensive   understanding  on  the  provisions   herein  and  has  made  the
corresponding  explanation  and  interpretation  at the request of the Borrower.
Finally,  there is not any dispute or controversy on this Agreement  between the
Parties hereto.

BORROWER (SEAL):                             LENDER: (SEAL)

Legal Representative or                      Principal or
Authorized Agent                             Authorized Agent

/s/ Li Haiting                               /s/ Zhang Weikun
--------------------------------             --------------------------------

                                                              Date: June 9, 2009
                                 Place: Jinjiang Branch, China Agricultural Bank

                                       5